Exhibit 99

         Jefferson Pilot Reports 14 Percent Increase in Third-Quarter
             Earnings Per Share Before Realized Investment Gains,
                  9 Percent Increase in Net Income Per Share

    GREENSBORO, N.C., Oct. 27 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of universal and variable universal life insurance and annuities, today reported results for the third quarter of 2003. Jefferson Pilot earned $0.91 per share before realized investment gains in the quarter, up 14 percent from third-quarter 2002 earnings before realized gains of $0.80. Net income per share for the third quarter of 2003 increased
9 percent to $0.88, including net realized investment losses of $0.03 per share, versus net income per share of $0.81 in the third quarter of 2002, including net realized investment gains of $0.01.

    For the first nine months of 2003, Jefferson Pilot's earnings before realized investment gains increased 11 percent to $2.64 per share from $2.38 per share for the first three quarters of 2002. 2003 year-to-date net income per share including realized investment losses of $0.02 per share was $2.62, versus $2.57 including realized investment gains of $0.19 for the same period last year.

    In addition to net income, the company considers earnings before realized investment gains and losses (or "reportable segment results"), a non-GAAP financial measure, to be an important indicator of financial performance. We believe that the combined presentation and discussion of earnings before realized investment gains and losses, together with net income, provides relevant and useful information. Earnings before realized investment gains and losses differs from net income in that it excludes net after-tax realized investment gains and losses.

    All per-share results are on a diluted basis.

    Jefferson Pilot's results for the third quarter reflected good asset growth, continuing robust profitability, and improving investment performance. Stockholders' equity per share grew 9 percent to $27.00 from $24.79 at year-end 2002. Because of its strong profitability and capital resources, Jefferson Pilot was able to continue buying its common stock, retiring one million shares in the third quarter.

    Earnings from Jefferson Pilot's Individual Products business increased
6 percent in the third quarter to $78.6 million from $73.9 million in the third quarter of 2002. Year-to-date, Individual Product earnings were up
5 percent to $228.9 million from $218.4 million in the first nine months of 2002. Year-to-date, individual market life insurance sales are up 8%, demonstrating the continuing success of the Premier Partnering strategy. Third quarter sales were off from the prior year, in part reflecting a lag in paid sales caused by new universal life product introductions. The new and comprehensive series of UL products -- two in the market currently and the last to be issued in early November -- are responsive to regulatory requirements and shifting consumer preferences, and will position Jefferson Pilot competitively across a broad range of needs.

    Earnings from the Annuity and Investment Products segment increased 5 percent in the quarter to $20.0 million from $18.9 million a year earlier. Year to date, segment earnings were also up 5 percent to $62.7 million from $59.6 million for the comparable period of 2002. Fixed annuity fund balance growth was solid in the quarter, rising 7 percent to $8.4 billion from $7.9 billion a year earlier. Third-quarter fixed annuity sales of $187.8 million, while below third-quarter 2002 sales, showed solid growth compared to the second quarter of 2003, reflecting good market acceptance of Jefferson Pilot's new equity indexed products.

    The Benefit Partners group insurance segment earned $10.0 million in the third quarter, 9 percent above third-quarter results last year. Benefit Partners' earnings for the quarter were reduced by a $2.3 million reserve charge related to a closed block of medical insurance. Year-to-date, Benefit Partners' earnings totaled $34.5 million, including the medical reserve, versus $34.7 million for the first nine months of 2002. Benefit Partners' results reflected solid fundamentals in dental, long-term and short-term disability results, and modest improvement in group life results. Group life loss ratios improved in the third quarter from the first half of the year, reflecting adjustments of policy terms and underwriting in the segments of the life business where loss ratios have been somewhat higher then expected. Year-to-date, total sales are up 16 %, while sales were flat in the third quarter. Third quarter sales results are expected to compare favorably to industry results.

    Jefferson-Pilot Communications' third-quarter results were excellent, with earnings increasing 17 percent to $11.4 million from $9.8 million in the third quarter of 2002. Nine-month Communications earnings grew 12 percent to $30.0 million from $26.8 million. Broadcast cash flow for the quarter grew
14 percent to $23.6 million from $20.6 million in the year-earlier quarter, and increased 8 percent to $62.5 million from $57.8 million for the first nine months.

    The Corporate and Other segment benefited in the quarter from higher income from equity investments and lower interest expense. Third-quarter earnings before realized investment gains and losses in the segment increased to $10.0 million from $4.5 million in the third quarter last year. Realized net investment losses for the quarter totaled $3.9 million, reflecting
$14.3 million of net realized investment losses and a $10.4 DAC offset. Bond write-downs were dramatically lower than in the prior-year quarter, a result of continuing improvement in the corporate credit environment as well as proactive portfolio management. Total segment earnings were $6.1 million for the quarter, compared to $7.0 million for the third quarter a year ago. For the nine months, segment earnings before realized investment gains and losses were $22.3 million, versus $17.0 million last year, and total segment earnings amounted to $19.2 million versus $44.1 million.

    During the third quarter, Jefferson Pilot bought 1,000,000 of its shares in the open market for a total investment of $43.7 million, bringing year-to-date purchases to a total of 2,500,000 shares at a cost of $102.3 million.

    Commenting on the quarter, Jefferson Pilot CEO David A. Stonecipher said "Jefferson Pilot produced excellent results in the third quarter, with earnings increasing in each of our business segments. Premier Partnering is continuing to strengthen our individual life insurance business and to build our key distribution channels. Our Benefit Partners business showed progress. Communications' earnings not only were excellent but also exceeded broadcasting industry norms, as our properties have continued to excel competitively and increase their market share. Throughout our operations, our proven ability to execute our business plans as efficiently as possible is a compelling competitive advantage, as is Jefferson Pilot's strong balance sheet and financial flexibility. And, while we strive to build each of our businesses aggressively, we always remain vigilant about profitability -- as we demonstrated again this quarter -- with a view toward maintaining Jefferson Pilot's long and dependable record of performance for shareholders."

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 17 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at www.jpfinancial.com.

    In this release, the terms "operating earnings," "earnings," "segment earnings," "earned," and "earnings before realized investment gains or losses," refer to all elements of net income available to common stockholders except realized gains or losses on sales, write-downs, or impairments of investments ("realized investment gains or losses"). Realized investment gains or losses, as defined, are net of related income taxes, and are reported in the Corporate and Other segment.

    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could affect our actual results significantly. These risks and uncertainties include, among others, general economic conditions, the impact on the economy of any further terrorist activities or any U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can impact our sales, investments, and earnings; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in the regulation of the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.

                   Jefferson-Pilot Corporation and Subsidiaries
                                   2003 Report

                           Three Months Ended           Nine Months Ended
                    Sept 30, 2003  Sept 30, 2002  Sept 30, 2003  Sept 30, 2002
    Basic earnings per
     share available to
     common stockholders,
     before gains (losses)
     from sale of
     investments        $  0.92        $  0.81       $   2.66        $  2.40
    Gains (losses) from
     sale of investments,
     net of income taxes  (0.03)          0.01          (0.02)          0.19
    Basic earnings per
     share available to
     common
     stockholders      $   0.89        $  0.82       $   2.64        $  2.59
    Diluted earnings
     per share available to
     common stockholders,
     before gains
    (losses) from sale of
     investments       $   0.91        $  0.80       $   2.64        $  2.38
    Gains (losses) from
     sale of investments, net
     of income taxes      (0.03)          0.01          (0.02)          0.19
    Diluted earnings
     per share available to
     common
     stockholders      $   0.88        $  0.81       $   2.62        $  2.57
    (Dollars in thousands)
    Income available to
     common stockholders,
     before gains (losses)
     from sale of
     investments       $129,938       $116,308       $378,402       $356,445
    Gains (losses) from
     sale of investments,
     net of income
     taxes               (3,862)         2,448         (3,112)        27,156
    Net income available to
     common
     stockholders      $126,076       $118,756       $375,290       $383,601
    Average number of
     shares
     outstanding    141,365,238    144,641,968    142,063,945    148,017,421
    Average number of
     shares outstanding
     - assuming
     dilution       142,522,449    145,822,346    143,074,780    149,533,658

                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

    Consolidated Balance Sheets (In
    Thousands)                               Sept 30, 2003      Dec 31, 2002
    Assets:
    Cash and investments                      $ 25,391,803      $ 24,345,420
    Accrued investment income                      313,625           302,344
    Due from reinsurers                          1,347,760         1,375,341
    Deferred policy acquisition costs            1,656,909         1,524,819
    Value of insurance in force                    454,396           502,498
    Goodwill, net                                  311,894           311,894
    Other assets                                   535,143           462,157
    Separate account assets                      1,974,818         1,784,821
                                              $ 31,986,348      $ 30,609,294
    Liabilities:
    Policy liabilities                        $ 23,950,343      $ 23,132,411
    Debt:
       Commercial paper borrowings                 486,841           453,442
       Obligations under repurchase
        agreements                                 367,101           499,227
       Capital Securities (1)                      300,000                 0
    Income tax liabilities                         499,340           430,795
    Accrued expenses and other
     liabilities                                   598,817           468,626
    Separate account liabilities                 1,974,818         1,784,821
                                                28,177,260        26,769,322
    Capital Securities (1)                               0           300,000
    Stockholders' equity:
    Common stock and paid in capital               176,318           180,120
    Retained earnings                            2,906,963         2,749,823
    Accumulated other comprehensive
     income - net unrealized gains on
     securities                                    725,807           610,029
                                                 3,809,088         3,539,972
                                              $ 31,986,348      $ 30,609,294
    Components of Equity (Dollars in
     thousands except share amounts)
    Common stock and paid in capital          $    176,318      $    180,120
    Retained earnings                            2,906,963         2,749,823
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes          462,027           370,399
        Equities, net of taxes                     263,780           239,630
            Total unrealized gains                 725,807           610,029
    Stockholders' equity                      $  3,809,088      $  3,539,972
    Shares Outstanding                         141,055,347       142,798,768
    Per share                                 $      27.00      $      24.79
    Per share excluding unrealized gains      $      21.86      $      20.52

    (1) In July 2003, the Company adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This statement requires the Capital Securities to be classified as a liability in the current period. Restatement of prior periods is not permitted.

                   Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

                          Three Months Ended            Nine Months Ended
    (Dollars in
    thousands except
    share amounts)   Sept 30, 2003  Sept 30, 2002  Sept 30, 2003 Sept 30, 2002
    Revenue:
    Premiums and
     other
     considerations     $ 237,629      $ 215,038      $ 707,405     $ 629,137
    UL & investment
     product charges      195,339        184,489        578,324       533,499
    Investment
     income, net of
     expenses             413,075        406,197      1,237,488     1,218,224
    Realized
     investment
     gains (losses)        (5,135)         3,767         (3,981)       41,779
    Communications
     sales                 51,729         49,891        152,506       147,957
    Broker-dealer
     concessions and
     other                 28,206         24,141         76,421        80,735
       Total Revenue      920,843        883,523      2,748,163     2,651,331
    Benefits and
     Expenses:
    Insurance and
     annuity
     benefits             516,474        513,400      1,561,614     1,494,064
    Insurance
     commissions,
     net of
     deferrals             31,333         28,081         80,926        91,376
    General and
     administrative
     expenses, net
     of deferrals          38,566         33,664        108,439       102,614
    Insurance taxes,
     licenses and
     fees                  19,298         18,905         58,907        58,475
    Amortization of
     policy acquisition
     costs and value of
     business acquired     91,375         71,357        254,565       203,686
    Interest
     expense (1)            7,969          2,843         12,572         7,817
    Communications
     operations            28,127         29,251         90,408        90,753
        Total Benefits
         and Expenses     733,142        697,501      2,167,431     2,048,785
    Income before
     taxes                187,701        186,022        580,732       602,546
    Income taxes           61,625         61,125        193,159       200,521
    Net income            126,076        124,897        387,573       402,025
    Dividends on
     Capital
     Securities (1)             0         (6,141)       (12,283)      (18,424)
    Net income
     available to
     common
     stockholders       $ 126,076      $ 118,756      $ 375,290     $ 383,601
    Average number
     of shares
     outstanding      141,365,238    144,641,968    142,063,945   148,017,421
    Average number
     of shares
      outstanding -
       assuming
       dilution       142,522,449    145,822,346    143,074,780   149,533,658
    Earnings Per Share
    Income before
     gains (losses)
     from sale of
     investments      $      0.92    $      0.81    $      2.66   $      2.40
    Gains (losses)
     from sale of
     investments,
     net of income
     taxes                  (0.03)          0.01          (0.02)         0.19
    Earnings Per
     Share            $      0.89    $      0.82    $      2.64   $      2.59
    Income before
     gains (losses)
     from sale of
     investments -
       assuming
        dilution      $      0.91    $      0.80    $      2.64   $      2.38
    Earnings Per
     Share -
     Assuming
     Dilution         $      0.88    $      0.81    $      2.62   $      2.57

    (1) In July 2003, the Company adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This statement requires payments to the holders of the Capital Securities to be classified as interest expense beginning July 1, 2003. Restatement of prior periods is not permitted.

                 Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                   Three Months Ended    Nine Months Ended
                                   Sept 30,  Sept 30,   Sept 30,    Sept 30,
    (In Thousands)                   2003      2002       2003        2002
    Cash Flows from Operating
     Activities:
    Net income (1)                 $126,076  $124,897    $387,573    $402,025
    Adjustments to reconcile net
     income to net cash provided by operating
     activities:
        Change in policy
         liabilities                  3,390    18,173      96,632      40,884
        Net amount credited to
         policyholder accounts       21,330    40,473      69,322     125,062
        Net deferral of policy
         acquisition costs          (28,509)  (73,847)   (146,793)   (212,482)
        Net amortization of value
         of business acquired         6,333    22,105      37,214      61,809
        Other                       105,492    77,121      10,589    (101,070)
    Net cash provided by
     operations                     234,112   208,922     454,537     316,228
    Cash Flows from Investing
     Activities:
    Securities and loans purchased
     and sold                      (365,601) (469,358)   (842,079) (1,113,714)
    Other investing activities       (2,115)     (699)       (519)     (9,764)
    Net cash used in investing
     activities                    (367,716) (470,057)   (842,598) (1,123,478)
    Cash Flows from Financing
     Activities:
    Policyholder contract deposits  599,170   837,515   1,782,406   2,189,683
    Policyholder contract
     withdrawals                   (334,063) (377,661) (1,082,415) (1,062,443)
    Net borrowings (repayments)     (49,988)   54,514     (98,727)     35,704
    Net repurchase of common
     shares                         (41,079) (188,716)    (86,902)   (300,912)
    Cash dividends to common and
     preferred stockholders (1)     (46,584)  (49,822)   (149,011)   (148,538)
    Other                             3,191       629       5,034       4,179
    Net cash provided by financing
     activities                     130,647   276,459     370,385     717,673
    Increase (decrease) in cash
     and cash equivalents            (2,957)   15,324     (17,676)    (89,577)
    Cash and cash equivalents at
     beginning of period             52,058    34,563      66,777     139,464
    Cash and cash equivalents at
     end of period                 $ 49,101  $ 49,887    $ 49,101    $ 49,887
    Supplemental Cash Flow
     Information:
    Income taxes paid              $ 18,800  $ 53,340    $192,700    $174,460
    Interest paid on borrowed
     money (1)                     $ 14,484  $  3,279    $ 21,674    $ 17,251

    (1) In July 2003, the Company adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". Effective
        July 1, 2003, payments to the holders of Capital Securities are included in operating activities, whereas they were previously included in financing activities. Restatement of prior periods is not permitted.

                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Individual Products (In Thousands)

    The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                            Three Months Ended          Nine Months Ended
                                  Sept 30                     Sept 30
                             2003          2002          2003          2002
     Life premiums and
      other
      considerations      $  41,236     $  44,875     $ 127,411     $ 137,689
     UL and investment
      product charges       193,900       181,413       572,149       523,978
     Investment
      income, net of
      expenses              228,002       231,342       684,054       690,540
     Other income             1,721         1,559         4,673         5,151
     Total revenues         464,859       459,189     1,388,287     1,357,358
     Policy benefits        259,978       269,557       800,740       805,735
     Expenses                85,565        75,975       236,950       215,666
     Total benefits
      and expenses          345,543       345,532     1,037,690     1,021,401
     Reportable
      segment results
      before income
      taxes                 119,316       113,657       350,597       335,957
     Provision for
      income taxes           40,703        39,780       121,651       117,585
     Reportable
      segment results     $  78,613     $  73,877     $ 228,946     $ 218,372
     Operating Measures
     Annualized equivalent
      life insurance premiums:
       -Individual Markets
         Excl. Community Banks
         and BOLI         $  48,523     $  51,726     $ 154,205     $ 142,137
       -Community Banks and
         BOLI                 2,153         7,348         7,273        49,533
                          $  50,676     $  59,074     $ 161,478     $ 191,670
     Average UL
      policyholder
      fund balances     $10,657,827    $9,989,816   $10,505,310    $9,775,309
     Average VUL
      separate account
      assets              1,277,027     1,137,553     1,183,063     1,253,107
          Total         $11,934,854   $11,127,369   $11,688,373   $11,028,416
     Average Face
      Amount of
      Insurance In
      Force:
          - Total      $164,669,000  $161,863,000  $164,231,000  $160,669,000
          - UL-Type
           Contracts   $123,497,000  $120,168,000  $122,871,000  $119,154,000
     Average assets     $17,244,613   $16,355,557   $16,990,596   $16,291,855

                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Annuity and Investment Products (In Thousands)

    Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                  Three Months Ended      Nine Months Ended
                                       Sept 30                 Sept 30
                                   2003        2002        2003        2002
      Investment product
       charges and premiums     $   1,645   $   2,907   $   6,151   $   9,505
      Investment income, net
       of expenses                145,591     145,043     438,456     426,559
      Broker-dealer
       concessions and other       26,489      22,585      71,769      75,207
      Total revenues              173,725     170,535     516,376     511,271
      Policy benefits
       (including interest
       credited)                  101,203     110,180     308,470     313,739
      Expenses                     41,906      31,228     111,454     105,812
      Total benefits and
       expenses                   143,109     141,408     419,924     419,551
      Reportable segment
       results before income
       taxes                       30,616      29,127      96,452      91,720
      Provision for income
       taxes                       10,644      10,194      33,739      32,102
      Reportable segment
       results                  $  19,972   $  18,933   $  62,713   $  59,618
      Operating Measures
      Fixed annuity premium
       sales                     $187,780    $365,300    $435,455    $807,047
      Variable annuity premium
       sales                          213       1,510       1,843       8,438
           Total                 $187,993    $366,810    $437,298    $815,485
      Investment product sales   $926,296    $754,358  $2,203,883  $2,271,235
      Average Fund Balances:
      Fixed annuity            $8,428,312  $7,905,171  $8,329,951  $7,703,895
      Variable annuity            343,529     385,896     338,263     444,523
         Total annuity         $8,771,841  $8,291,067  $8,668,214  $8,148,418
      Effective investment
       spreads for fixed
       annuities                     1.94%       1.81%       1.90%       1.82%
      Fixed annuity surrenders
       as a % of beginning
       fund balance                   8.5%        8.5%        8.1%        9.3%
      Fixed annuity general
       and administrative
       expenses as a % of average
       invested assets               0.15%       0.20%       0.16%       0.21%
      Average assets           $9,534,079  $9,135,735  $9,462,517  $8,977,755

                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Benefit Partners (In Thousands)

    Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                      Three Months Ended   Nine Months Ended
                                            Sept 30             Sept 30
                                         2003      2002      2003      2002
      Premiums and other
       considerations                  $190,313  $165,094  $563,427  $475,497
      Investment income, net of
       expenses                          15,879    14,938    48,275    44,525
      Total revenues                    206,192   180,032   611,702   520,022
      Policy benefits                   148,397   128,726   433,886   358,793
      Expenses                           42,368    37,120   124,815   107,906
      Total benefits and expenses       190,765   165,846   558,701   466,699
      Reportable segment results
       before income taxes               15,427    14,186    53,001    53,323
      Provision for income taxes          5,399     4,965    18,550    18,663
      Reportable segment results        $10,028    $9,221   $34,451   $34,660
      Operating Measures
      Life, Disability and Dental:
          Annualized sales              $38,530   $38,383  $151,254  $130,935
          Loss Ratio                       74.3%     76.1%     74.3%     73.7%
      Total expenses, % of premiums        22.3%     22.5%     22.2%     22.8%

                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Communications (In Thousands)

    Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                        Three Months Ended Nine Months Ended
                                             Sept 30            Sept 30
                                          2003     2002      2003      2002
      Communications sales              $51,729   $49,891  $152,881  $148,506
      Operating costs and expenses       28,127    29,251    90,408    90,753
      Broadcast cash flow                23,602    20,640    62,473    57,753
      Depreciation and amortization       1,994     1,924     6,184     5,712
      Corporate general and
       administrative expenses            1,697     2,260     4,342     5,451
      Net interest expense and other        514       717     1,663     2,265
      Reportable segment results before
       income taxes                      19,397    15,739    50,284    44,325
      Provision for income taxes          8,031     5,986    20,281    17,516
      Reportable segment results        $11,366    $9,753   $30,003   $26,809

    Corporate and Other (In Thousands)

    Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities including capital securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                         Three Months Ended Nine Months Ended
                                              Sept 30            Sept 30
                                           2003     2002      2003      2002
      Earnings on investments and other
       income                            $24,117  $15,588   $67,970   $58,677
      Interest expense on debt, Capital
       Securities and Exchangeable
       Securities (1)                     (7,969)  (2,835)  (12,572)   (7,797)
      Operating expenses                  (8,065)  (3,207)  (21,019)  (15,438)
      Provision for income taxes           1,877    1,119       194       (32)
                                           9,960   10,665    34,573    35,410
      Dividends on Capital Securities (1)     --   (6,141)  (12,283)  (18,424)
      Reportable segment results           9,960    4,524    22,290    16,986
      Realized investment gains
       (losses), net                      (3,862)   2,448    (3,112)   27,156
      Reportable segment results,
       including net realized gains
       (losses)                           $6,098   $6,972   $19,178   $44,142

      (1) In July 2003, the Company adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." This statement requires payments to the holders of the Capital Securities to be classified as interest expense beginning
          July 1, 2003.  Restatement of prior periods is not permitted.

    Assets by Segment (In Millions)
      Individual Products                                   $17,365   $16,392
      Annuity and Investment Products                         9,581     9,250
      Benefit Partners                                        1,032       878
      Communications                                            202       199
      Corporate and Other                                     3,806     3,270
      Total Assets                                          $31,986   $29,989

                   Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                              Sept 30,    June 30,    Mar 31,
    (In millions)                               2003        2003        2003
    Revenues
     Individual                             $  464.9    $  457.6    $  465.8
     AIP                                       173.7       172.9       169.7
     Benefit Partners                          206.2       207.8       197.7
     Communications                             51.2        50.1        49.9
     Corporate and Other                        29.9        27.9        26.8
     Realized investment gains (losses)         (5.1)       20.2       (19.1)
          Total revenues                    $  920.8    $  936.5    $  890.8
    Reportable Segment Results
     Individual                             $   78.6    $   74.3    $   76.0
     AIP                                        20.0        21.5        21.2
     Benefit Partners                           10.0        12.5        11.9
     Communications                             11.4        11.6         7.1
     Corporate and Other                        10.0        13.2        11.4
                                               130.0       133.1       127.6
     Preferred stock dividends                    --        (6.1)       (6.1)
    Total Reportable Segment Results           130.0       127.0       121.5
     Realized gains (losses), net of tax        (3.9)       13.1       (12.4)
    Reportable Segment Results
     including Realized Gains (Losses)      $  126.1    $  140.1    $  109.1
    Earnings Per Share
      Income before gains (losses) from
       sale of investments                  $   0.92    $   0.90    $   0.85
      Earnings Per Share                    $   0.89    $   0.99    $   0.76
      Income before gains (losses) from
       sale of investments - assuming
       dilution                             $   0.91    $   0.89    $   0.85
      Earnings Per Share - assuming
       dilution                             $   0.88    $   0.98    $   0.76

    The following classification will now be utilized to examine individual product operation measures. Sequential data has been provided for comparative purposes.

                                             Sept 30,    June 30,    Mar 31,
    (In thousands)                            2003        2003        2003
    Annualized equivalent life insurance
     premiums:
       Individual Markets Excluding
        Community Banks and BOLI           $  48,523   $  49,360   $  56,031
       Community Banks and BOLI                2,153          --       5,411
                                           $  50,676   $  49,360   $  61,442

                   Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                              Dec 31,    Sept 30,     June 30,
    (In millions)                              2002        2002        2002
    Revenues
     Individual                             $  464.3    $  459.2    $  451.0
     AIP                                       175.1       170.5       171.1
     Benefit Partners                          178.3       180.0       176.6
     Communications                             61.2        49.2        49.2
     Corporate and Other                        24.2        20.8        27.9
     Realized investment gains (losses)        (63.8)        3.8         4.4
          Total revenues                    $  839.3    $  883.5    $  880.2
    Reportable Segment Results
     Individual                             $   74.7    $   73.9    $   74.8
     AIP                                        20.7        18.9        19.3
     Benefit Partners                           12.8         9.2        12.5
     Communications                             13.0         9.8        10.5
     Corporate and Other                        (6.4)       10.7        11.5
                                               114.8       122.5       128.6
     Preferred stock dividends                  (6.1)       (6.1)       (6.1)
    Total Reportable Segment Results           108.7       116.4       122.5
     Realized gains (losses), net of tax       (42.1)        2.4         2.8
    Reportable Segment Results
     including Realized Gains (Losses)       $  66.6    $  118.8    $  125.3
    Earnings Per Share
      Income before gains (losses) from
       sale of investments                   $  0.76    $   0.81    $   0.82
      Earnings Per Share                     $  0.47    $   0.82    $   0.84
      Income before gains (losses) from
       sale of investments - assuming
       dilution                              $  0.75    $   0.80    $   0.81
      Earnings Per Share - assuming
       dilution                              $  0.46    $   0.81    $   0.83

    The following classification will now be utilized to examine individual product operation measures. Sequential data has been provided for comparative purposes.

                                               Dec 31,    Sept 30,   June 30,
    (In thousands)                              2002        2002        2002
    Annualized equivalent life insurance
     premiums:
       Individual Markets Excluding
        Community Banks and BOLI            $ 60,190    $ 51,726    $ 51,647
       Community Banks and BOLI                8,470       7,350      19,592
                                            $ 68,660    $ 59,076    $ 71,239

                   Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                              Mar 31,     Dec 31,     Sept 30,
    (In millions)                              2002        2001        2001
    Revenues
     Individual                             $  447.2    $  441.7    $  428.8
     AIP                                       169.7       170.8       158.7
     Benefit Partners                          163.4       158.1       156.7
     Communications                             47.9        53.1        45.3
     Corporate and Other                        25.8        28.6        38.1
     Realized investment gains (losses)         33.6       (45.1)       24.2
          Total revenues                    $  887.6    $  807.2    $  851.8
    Reportable Segment Results
     Individual                             $   69.7    $   78.6    $   70.0
     AIP                                        21.4        19.3        17.3
     Benefit Partners                           12.9        11.5        12.0
     Communications                              6.5         9.9         8.2
     Corporate and Other                        13.3        11.4        16.4
                                               123.8       130.7       123.9
     Preferred stock dividends                  (6.1)       (6.1)       (6.1)
    Total Reportable Segment Results           117.7       124.6       117.8
     Realized gains (losses), net of tax        21.9       (28.2)       15.8
    Reportable Segment Results
     including Realized Gains (Losses)      $  139.6    $   96.4    $  133.6
    Earnings Per Share
      Income before gains (losses) from
       sale of investments                  $   0.78    $   0.83    $   0.78
      Earnings Per Share                    $   0.93    $   0.64    $   0.88
      Income before gains (losses) from
       sale of investments -
       assuming dilution                    $   0.78    $   0.82    $   0.77
      Earnings Per Share - assuming
       dilution                             $   0.92    $   0.64    $   0.87

    The following classification will now be utilized to examine individual product operation measures. Sequential data has been provided for comparative purposes.

                                                Mar 31,    Dec 31,   Sept 30,
    (In thousands)                              2002        2001        2001
    Annualized equivalent life insurance
     premiums:
       Individual Markets Excluding
        Community Banks and BOLI            $ 38,766    $ 42,244    $ 34,580
       Community Banks and BOLI               22,591      25,057      15,866
                                            $ 61,357    $ 67,301    $ 50,446

                   Jefferson-Pilot Corporation and Subsidiaries
                          Investment Summary (Unaudited)
                                  (in Thousands)

                                     September 30, 2003    December 31, 2002
    Allocation of Invested Assets      Amount    Percent    Amount    Percent
    Cash and cash equivalents            $49,101    0.2%      $66,777    0.3%
    Bonds                             20,222,628   79.6%   19,476,765   80.0%
    Preferred stocks                      22,633    0.1%       25,937    0.1%
    Common stocks, unaffiliated          711,916    2.8%      406,956    1.7%
    Mortgages loans (net)              3,346,893   13.2%    3,294,258   13.5%
    Real estate (net)                    131,722    0.5%      132,927    0.5%
    Policy loans and other               906,910    3.6%      941,800    3.9%
    Invested assets                  $25,391,803  100.0%  $24,345,420  100.0%
                                     September 30, 2003    December 31, 2002
    Bond Portfolio                     Amount    Percent    Amount    Percent
    U.S. Government                     $272,252    1.4%     $367,349    1.9%
    Mortgage-backed                    3,640,518   18.0%    5,386,570   27.7%
    Private placements                 4,410,829   21.8%    4,073,829   20.9%
    Public - corporates               11,899,029   58.8%    9,649,017   49.5%
    Total bonds                      $20,222,628  100.0%  $19,476,765  100.0%
    Yield to maturity                       6.44%                6.94%
    Average life                         6.76 yrs             6.22 yrs
    Duration                                4.79                 4.00
    Average Quality                           A2                   A1

                                     September 30, 2003    December 31, 2002
    Bond Portfolio Quality             Amount    Percent    Amount    Percent
        NAIC Rating         S&P
                         Equivalent
             1            AAA - A    $11,862,948   58.7%  $12,354,785   63.4%
             2              BBB        6,903,685   34.1%    5,837,437   30.0%
            3-6         BB and lower   1,455,995    7.2%    1,284,543    6.6%
        Total Bonds                  $20,222,628  100.0%  $19,476,765  100.0%

    Fixed Maturity Securities
     Unrealized Gains (Losses)       September 30, 2003    December 31, 2002
    Gross unrealized gains            $1,394,322           $1,350,428
    Gross unrealized (losses)           (134,051)            (287,424)
    Net unrealized gains (losses)     $1,260,271           $1,063,004
    Mortgage Loan Portfolio          September 30, 2003    December 31, 2002
    Yield to maturity                       7.73%                7.90%
    Average maturity                        6.87                 7.14
     Total delinquent loans and
      loans in foreclosure
          at amortized cost               $6,402              $11,931
    Delinquent loans as a percent of
     total ML                               0.19%                0.36%
    Net book value of real estate
     acquired in satisfaction of mortgage
     indebtedness                         $3,400               $3,400
    Realized Investment
     Gains/(Losses)                  Third Quarter 2003   Third Quarter 2002
    Stock gains                           $   --            $  63,393
    Stock losses                              --                   --
    Bond gains                             7,923                8,703
    Bond losses from sales and calls     (13,253)             (15,241)
    Bond losses from writedowns          (14,913)             (49,817)
    Other gains and losses (net)            (982)                (908)
    Total pretax gains (losses)          (21,225)               6,130
    DAC amortization                      16,092               (2,364)
    Tax                                    1,271               (1,318)
    Total gains (losses) after tax
     and DAC amortization                $(3,862)              $2,448

                   Jefferson-Pilot Corporation and Subsidiaries
                       Insurance Segments Expense Analysis
                                  (In Thousands)

                                   Three Months Ended      Nine Months Ended
                                        Sept 30                 Sept 30
                                    2003        2002        2003        2002
      Individual Products
      Commissions                 $66,616     $66,135    $212,215    $196,611
      General and
       administrative expenses     28,672      30,636      91,462      93,407
      Taxes, licenses and fees     13,326      13,652      40,735      42,257
         Total commissions and
          expenses incurred       108,614     110,423     344,412     332,275
      Less commissions and
       expenses capitalized       (76,521)    (76,165)   (251,244)   (232,532)
      Amortization of DAC and
       VOBA                        53,472      41,717     143,782     115,923
         Net expense              $85,565     $75,975    $236,950    $215,666
      Annuity and Investment
       Products
      Commissions - insurance
       companies                   $8,634     $17,976     $21,643     $41,104
      Commissions -
       broker/dealer               22,001      18,506      59,262      62,976
      General and
       administrative expenses      6,883       8,063      19,590      22,363
      Taxes, licenses and fees        757         753       2,272       2,284
         Total commissions and
          expenses incurred        38,275      45,298     102,767     128,727
      Less commissions and
       expenses capitalized        (8,899)    (22,725)    (27,447)    (52,532)
      Amortization of DAC and
       VOBA                        12,530       8,655      36,134      29,617
         Net expense              $41,906     $31,228    $111,454    $105,812
      Benefit Partners
      Commissions                 $21,825     $18,832     $64,185     $54,969
      General and
       administrative expenses     18,247      17,165      55,903      50,724
      Taxes, licenses and fees      5,060       4,355      15,384      13,379
         Total commissions and
          expenses incurred        45,132      40,352     135,472     119,072
      Less commissions and
       expenses capitalized       (28,134)    (24,207)    (85,295)    (69,292)
      Amortization of DAC and
       VOBA                        25,370      20,975      74,638      58,126
         Net expense              $42,368     $37,120    $124,815    $107,906

                 Jefferson-Pilot Corporation and Subsidiaries
                     DAC and VOBA Balance Sheet Analysis
                                (In Thousands)

                                   Three Months Ended      Nine Months Ended
                                        Sept 30                 Sept 30
                                   2003        2002        2003        2002
      Balance, beginning of
       period                  $2,006,760  $2,070,525  $2,027,317  $2,069,570
      Amount capitalized          113,552     123,094     364,145     354,355
      Amortization expense        (91,375)    (71,357)   (254,565)   (203,686)
      Adjustment for capital
       gains and losses            16,092      (2,364)     13,172      (2,126)
      Adjustment for FAS 115       66,276    (119,966)    (38,764)   (218,181)
      Balance, end of period   $2,111,305  $1,999,932  $2,111,305  $1,999,932

                 Jefferson-Pilot Corporation and Subsidiaries

    Shareholder Information
    Listed NYSE: JP
    Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01 and 04/13/98)

                     High        Low         Close    Cash Dividend
      3Q03          46.57       41.21        44.38         0.330
      2Q03          43.20       38.34        41.46         0.330
      1Q03          40.93       35.75        38.48         0.303
      2002          53.00       36.35        38.11         1.184
      2001          49.67       38.00        46.27         1.072
      2000          50.59       33.25        49.83         0.960
      1999          53.09       40.79        45.50         0.857
      1998          52.25       32.45        50.00         0.770

    Transfer Agent and Dividend Reinvestment Agent
    Wachovia Bank                        Phone:  800/829-8432
    Dividend Reinvestment Service        Fax:    704/590-7618
    1525 West W.T. Harris Blvd., 3C3     Email: equityservices@wachovia.com
    Charlotte, NC 28288-1153
    Investor Relations
    Jefferson-Pilot Corporation          Phone:  336/691-3379
    Investor Relations - Dept. 3607
    P.O. Box 21008
    Greensboro, NC 27420
    investor.relations@jpfinancial.com
    Corporate Website
     www.jpfinancial.com
SOURCE  Jefferson-Pilot Corporation
    -0-                             10/27/2003
    /CONTACT:  John T. Still, III of Jefferson-Pilot Corporation,
+1-336-691-3382/
    /Web site:  http://www.jpfinancial.com /
    (JP)
CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  INS PUB SPT RAD
SU:  ERN